UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09141
Eaton Vance Municipal Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
November 30
Date of Fiscal Year End
November 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Municipal Income Trust (EVN) Annual Report November 30, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2011
Eaton Vance
Municipal Income Trust
Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4
Financial Statements	5
Report of Independent Registered Public Accounting Firm	22
Federal Tax Information	23
Notice to Shareholders	24
Dividend Reinvestment Plan	25
Management and Organization	27
Important Notices	29

Eaton Vance
Municipal Income Trust
November 30, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
Early in the fiscal year, in the December 2010 through March 2011 timeframe, economic indicators seemed to show that a modest recovery was under way. But in the second quarter of 2011, Europe’s sovereign debt problems began to intensify, and investors worried about the potential impact on the U.S. economy and U.S. banks.
Meanwhile, unemployment remained stubbornly high, the housing market was not recovering, and Congressional wrangling over the debt ceiling led Standard & Poor’s to downgrade U.S. Treasuries. The potential for a double-dip recession began to look real. Reacting to this turmoil, the S&P 500 Index2 fell more than 15% in just over two weeks during late July and early August and spent the rest of the period trying to claw its way back.
Against this backdrop, Treasury and municipal interest rates began to rise in the first part of the fiscal year, as people believed an economic recovery was well underway. When economic indicators began to suggest that the U.S. economy was not as strong as first perceived and European sovereign debt problems intensified, we saw a flight to safety beginning in the second quarter. Treasury prices rose and yields fell significantly as equity markets declined. Municipal bonds rallied as well, but not to the same degree, because investors were still concerned about the perceived ability of state and local governments to address historically large fiscal deficits and balance their budgets.
As the period wore on, however, several factors caused performance of municipals to improve. The massive municipal defaults predicted by high-profile market analysts did not materialize, while the budget situation for many issuers began to recover. In addition, the supply-demand equation for municipal bonds improved as the number of new issues declined dramatically from that of 2010.
With extremely low Treasury yields driven by problems in Europe and the Fed’s Operation Twist (central bank’s swapping its short-term holdings for long-term Treasury bonds), municipals during the period offered significantly higher taxable-equivalent yields than Treasuries. The ratio of AAA6 municipal yields to Treasury yields — which historically has averaged less than 100% because municipal yields are federally tax-exempt — rose from 103.9% at the start of the period to 125.9% at period-end. The result was a pickup in municipal sales and prices as investors moved to lock in attractive municipal yields. For the one-year period as a whole, the Barclays Capital Municipal Bond Index — a broad measure of U.S. municipal bond performance — rose 6.53%, while the Fund’s primary benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index), returned 8.32%.
Fund Performance
For the fiscal year ending November 30, 2011, Eaton Vance Municipal Income Trust (the Fund) shares at net asset value (NAV) had a total return of 5.66%, underperforming the 8.32% return of the Index.
The Fund was hedged during the period to help mitigate the potential interest-rate risk associated with the Fund’s overall investment strategy. Generally speaking, the Fund’s overall strategy is to invest primarily in bonds at the longer end of the maturity spectrum in order to capture their typically higher yields and greater income payments. The Fund tends to hedge to various degrees against the greater potential risk of volatility at the long end of the curve by using Treasury futures and interest-rate swaps to provide downside protection. For the 12-month period ending November 30, 2011, this hedging strategy was one of the primary detractors from performance, as the ratio of municipal yields to U.S. Treasury yields of similar maturities remained relatively high and actually increased during the period.
Other detractors included an underweighting in highly rated general obligation bonds, one of the better-performing sectors during the period, and an overweighting in lower- and non-rated industrial development bonds, which underperformed during the fiscal year.
In contrast, security selection in hospital bonds, as well as an overweighting in the sector, contributed to results. An overweighting in zero-coupon bonds also helped performance, as did an overweighting in long-maturity bonds during a period when the long end of the curve outperformed.
Leverage5 aided performance as well. The use of leverage has the effect of providing additional exposure to the municipal market. Leverage magnifies the Fund’s exposure to its underlying investments in both up and down markets. During this period of strong performance by municipal bonds, leverage was a key positive contributor to the Fund’s relative performance versus its benchmark.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Income Trust
November 30, 2011
Portfolio Manager Thomas M. Metzold, CFA
Performance2,3

% Average Annual Total Returns	Inception Date	1 Year	5 Years	10 Years

Fund at NAV	1/29/1999	5.66%	–0.30%	5.75%
Fund at Market Price	—	11.96	2.28	6.73
Barclays Capital Long (22+) Municipal Bond Index	—	8.32%	3.61%	5.34%

% Premium/Discount to NAV

				14.57%

Distributions[4]

Total Distributions per share for the period				$0.990
Distribution Rate at NAV				9.24%
Taxable-Equivalent Distribution Rate at NAV				14.22%
Distribution Rate at Market Price				8.07%
Taxable-Equivalent Distribution Rate at Market Price				12.42%

% Total Leverage[5]

Auction Preferred Shares (APS)				25.07%
Residual Interest Bond (RIB)				24.04
Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.5 Absent such securities, the Fund’s credit quality (% of total investments) is as follows:6

AAA	10.2%	B	3.0%
AA	30.7	CCC	2.3
A	24.2	CC	0.3
BBB	12.9	D	0.4
BB	8.2	Not Rated	7.8

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Municipal Income Trust
November 30, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
[2]	S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3]	Performance results reflect the effects of leverage.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of tax-exempt income, ordinary income, net realized capital gains and return of capital. Taxable-equivalent performance is based on the highest federal and state income tax rates, as applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rate(s) will vary depending on your income, exemptions and deductions. Rates do not include local taxes.
[5]	Fund employs RIB financing and/or APS leverage. The leverage created by RIB investments and APS provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. APS leverage represents the liquidation value of the Fund’s APS outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. The Fund is required to maintain prescribed asset coverage for its APS, which could be reduced if Fund asset values decline. Floating Rate Notes in both calculations reflect the effect of RIBs purchased in secondary market transactions, if applicable.
[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
Fund profile subject to change due to active management.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments

Tax-Exempt Investments — 194.2%

	Principal
	Amount
Security	(000’s omitted)	Value

Cogeneration — 1.3%

Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,950	$2,968,290
Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13(1)	400	225,000

		$3,193,290

Education — 11.3%

Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	$1,000	$1,119,060
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(2)	2,490	2,690,146
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(3)	2,500	2,811,975
New Jersey Educational Facilities Authority, (Princeton University), 5.00%, 7/1/34(3)	1,500	1,638,795
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(2)	10,500	11,156,145
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	5,000	5,336,250
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,475	1,595,257
Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,000	1,109,060

		$27,456,688

Electric Utilities — 1.5%

Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	$3,715	$965,194
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,540	2,749,626

		$3,714,820

General Obligations — 16.2%

California, 5.25%, 10/1/29	$620	$663,977
California, 5.25%, 10/1/32	3,890	4,073,880
California, (AMT), 5.05%, 12/1/36	1,525	1,500,524
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37(2)	9,000	9,698,940
Hawaii, 5.00%, 12/1/30(4)	7,500	8,299,050
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(2)	3,250	3,495,960
New York, 5.00%, 2/15/34(2)	2,500	2,715,925
Oregon, 5.00%, 8/1/36	3,000	3,244,710
Port Authority of Houston, TX, Harris County, (AMT), 5.625%, 10/1/38(2)	2,340	2,513,932
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	2,980	3,266,557

		$39,473,455

Health Care – Miscellaneous — 1.1%

New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$1,735	$1,852,564
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(5)	158	158,116
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(5)	418	419,257
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(5)	158	159,275

		$2,589,212

Hospital — 22.9%

California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	$2,320	$2,280,537
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(2)(6)	10,000	10,515,300
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,460	3,429,587
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,510	2,476,517
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	285	269,673
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,610	1,398,688
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,200	1,140,768
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	1,870	1,870,542
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,280	3,719,487
Louisiana Public Facilities Authority, (Touro Infirmary), 5.625%, 8/15/29	2,575	2,483,896
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	1,535	1,633,977
Mecosta County, MI, (Michigan General Hospital), 6.00%, 5/15/18	2,045	2,046,513
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	3,000	2,934,630

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Hospital (continued)

New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	$1,465	$1,469,292
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,930	2,932,461
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(2)	11,400	12,210,540
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,570	1,600,788
St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners, Inc.), 5.25%, 5/15/36	1,500	1,472,610

		$55,885,806

Housing — 12.6%

Charter Mac Equity Trust, TN, 6.00%, 5/15/19(5)	$4,000	$4,424,160
Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,420	1,360,729
Lake Creek, CO, Affordable Housing Corp., MFMR, 7.00%, 12/1/23	1,465	1,465,982
Nebraska Investment Finance Authority, Single Family Housing, (FHLMC), (FNMA), (GNMA), 5.90%, 9/1/36	1,750	1,892,608
Ohio Housing Finance Agency, (Residential Mortgage-Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37(7)	1,530	1,480,703
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,055	2,861,741
Rhode Island Housing and Mortgage Finance Corp., (AMT), 5.45%, 10/1/47(2)(6)	12,515	12,544,387
Texas Student Housing Corp., (University of North Texas), 6.75%, 7/1/16	3,325	3,021,294
Texas Student Housing Corp., (University of North Texas), 6.85%, 7/1/31	25	17,603
Virginia Housing Development Authority, (AMT), 5.30%, 7/1/35	1,500	1,527,840

		$30,597,047

Industrial Development Revenue — 11.7%

ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,510	$1,289,646
Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19(10)	1,770	1,430,779
Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	1,000	1,084,130
Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	1,060	830,065
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	400	462,616
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	2,240	2,412,278
Denver, CO, City and County, (United Airlines), (AMT), 5.25%, 10/1/32	2,625	2,210,932
Denver, CO, City and County, (United Airlines), (AMT), 5.75%, 10/1/32	2,305	2,070,236
Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), 5.60%, 4/1/32	1,000	969,020
Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,500	2,448,250
Illinois Finance Authority, (Navistar International Corp.), 6.50%, 10/15/40	1,735	1,791,821
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,000	1,100,050
Luzerne County, PA, Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,600	1,679,664
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	5,000	4,732,800
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	4,630	4,118,339

		$28,630,626

Insured – General Obligations — 0.8%

Arcadia, CA, Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/38	$10,000	$1,897,100

		$1,897,100

Insured – Hospital — 15.1%

Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(2)	$3,250	$3,300,245
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	2,746,590
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	15,000	7,009,350
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26	17,080	7,255,242
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	8,575	3,334,132
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(2)	2,500	2,302,450
New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series I, (AGC), 5.00%, 7/1/38(2)	9,955	10,063,108

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Hospital (continued)

New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(2)	$750	$758,145

		$36,769,262

Insured – Housing — 1.2%

Broward County, FL, Housing Finance Authority, MFMR, (Venice Homes Apartments), (AGM), (AMT), 5.70%, 1/1/32	$1,100	$1,100,418
California Rural Home Mortgage Finance Authority, (RADIAN), (AMT), 5.50%, 8/1/47	3,510	1,806,386

		$2,906,804

Insured – Lease Revenue / Certificates of Participation — 2.2%

Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$2,505	$2,262,040
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(2)	3,000	3,110,640

		$5,372,680

Insured – Other Revenue — 7.7%

Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$4,210	$908,897
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/36	5,000	4,318,650
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/46	880	733,568
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	10,325	2,682,745
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	8,600	2,103,388
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	3,100	3,518,345
New York, NY, Industrial Development Agency, (Yankee Stadium), (NPFG), 4.75%, 3/1/46	4,800	4,466,688

		$18,732,281

Insured – Special Tax Revenue — 10.1%

Metropolitan Pier and Exposition Authority, IL, (AGM), (NPFG), 0.00%, 12/15/38	$50,000	$9,731,000
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	34,950	7,908,486
New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	1,225	1,162,721
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	14,850	950,400
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	22,500	3,066,525
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	15,715	1,875,114

		$24,694,246

Insured – Student Loan — 5.5%

Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$2,980	$3,200,311
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	675	719,179
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	7,940	7,368,558
New Jersey Higher Education Student Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	2,150	2,244,686

		$13,532,734

Insured – Transportation — 16.7%

Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$12,425	$2,993,679
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	4,002,729
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/32(1)	1,000	225,000
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 0.00%, 1/1/40(1)	5,500	1,237,500
Miami-Dade County, FL, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	760	731,173
Miami-Dade County, FL, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	2,140	2,131,847
North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	15,000	4,453,050
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	9,820	9,871,064
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	10,555	2,011,150
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,500	2,508,400
San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	8,805	8,926,333

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	$5,175	$1,185,748
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	2,015	430,706

		$40,708,379

Insured – Water and Sewer — 9.2%

Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(2)	$3,750	$3,902,025
DeKalb, GA, Water and Sewer, (AGM), 5.00%, 10/1/35(2)(7)	17,985	18,565,376

		$22,467,401

Lease Revenue / Certificates of Participation — 2.9%

Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,135	$2,262,353
Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	4,400	4,868,028

		$7,130,381

Nursing Home — 1.2%

Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$265	$264,963
Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	2,735	2,662,495

		$2,927,458

Other Revenue — 13.3%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$785	$815,332
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	880	916,573
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	480	498,048
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	1,955	1,531,469
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	7,600	5,362,028
Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	2,350	2,109,501
Mohegan Tribe of Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(5)	1,500	1,354,230
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(2)	2,370	2,492,624
Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	85	83,711
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	360	330,034
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	100	87,697
Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	110	89,305
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	8,000	7,358,720
Seminole Tribe, FL, 5.25%, 10/1/27(5)	4,000	3,668,920
Seminole Tribe, FL, 5.50%, 10/1/24(5)	2,365	2,247,814
Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	4,180	2,577,639
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(5)	1,415	986,679

		$32,510,324

Senior Living / Life Care — 3.2%

Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(1)	$3,210	$1,702,231
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	535	561,108
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,108,734
Lee County, FL, Industrial Development Authority, (Shell Point Village), 5.00%, 11/15/29	2,295	1,920,410
Logan County, CO, Industrial Development, (TLC Care Choices, Inc.), 4.469%, 12/1/23(8)	3,240	2,436,350

		$7,728,833

Special Tax Revenue — 8.4%

Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	$500	$488,740
Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	60	58,761
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	330	269,372
Dupree Lakes, FL, Community Development District, 6.83%, 11/1/15	215	211,341
Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	275	275,149
Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	200	179,410
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, (0.00% until 11/1/12), 5/1/38	65	38,958
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	165	62,507

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Special Tax Revenue (continued)

New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, (0.00% until 11/1/12), 5/1/15	$100	$83,794
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, (0.00% until 11/1/13), 5/1/18	130	56,166
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(1)	90	0
New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38(1)	35	0
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(6)	5,000	5,591,650
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35	7,000	7,828,310
North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	310	264,904
North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	475	475,128
River Hall, FL, Community Development District, (Capital Improvements), 0.00%, 5/1/36	535	253,633
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	485	359,346
Southern Hills Plantation I, FL, Community Development District, 0.00%, 5/1/35	205	120,466
Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	283	227,548
Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	600	474,858
University Square, FL, Community Development District, 6.75%, 5/1/20	580	580,180
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,780	1,908,819
Waterlefe, FL, Community Development District, 6.95%, 5/1/31	640	640,845

		$20,449,885

Student Loan — 3.4%

New Jersey Higher Education Student Assistance Authority, (AMT), 1.276%, 6/1/36(2)(6)(9)	$8,500	$8,374,285

		$8,374,285

Transportation — 13.5%

Augusta, GA, (AMT), 5.35%, 1/1/28	$1,000	$937,390
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	435	438,558
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,000	1,046,550
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	400	440,804
Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	3,715	3,859,551
North Texas Tollway Authority, 5.75%, 1/1/38	1,515	1,568,692
Pennsylvania Turnpike Commission, 5.25%, 6/1/39	625	635,650
Pennsylvania Turnpike Commission, 5.50%, 12/1/41	375	387,615
Pennsylvania Turnpike Commission, 6.375%, (0.00% until 12/1/17), 12/1/38	2,500	1,992,875
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	7,290	7,858,037
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	1,885	2,052,067
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	1,847,803
Triborough Bridge & Tunnel Authority, NY, 5.00%, 11/15/37(2)	9,300	9,892,596

		$32,958,188

Water and Sewer — 1.2%

Massachusetts Water Resources Authority, 4.00%, 8/1/46	$3,265	$3,016,207

		$3,016,207

Total Tax-Exempt Investments — 194.2%
(identified cost $474,789,062)		$473,717,392

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (49.3)%		$(120,152,915)

Other Assets, Less Liabilities — (44.9)%		$(109,628,050)

Net Assets Applicable to Common Shares — 100.0%		$243,936,427

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
CIFG	- CIFG Assurance North America, Inc.

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Portfolio of Investments — continued

FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
MFMR	- Multi-Family Mortgage Revenue
NPFG	- National Public Finance Guaranty Corp.
PSF	- Permanent School Fund
RADIAN	- Radian Group, Inc.

At November 30, 2011, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments is as follows:

New York	17.0%
California	10.4%
Others, representing less than 10% individually	72.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2011, 35.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.4% to 11.3% of total investments.

(1)	Defaulted bond.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(4)	When-issued security.

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At November 30, 2011, the aggregate value of these securities is $13,418,451 or 5.5% of the Trust’s net assets applicable to common shares.

(6)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $9,700,622.

(7)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(8)	Security is in default and making only partial interest payments.

(9)	Variable rate security. The stated interest rate represents the rate in effect at November 30, 2011.

(10)	Security is in default with respect to scheduled principal payments.

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Statement of Assets and Liabilities

Assets	November 30, 2011

Investments, at value (identified cost, $474,789,062)	$473,717,392
Cash	1,487,102
Interest receivable	6,471,206
Receivable for investments sold	11,426,488
Receivable for variation margin on open financial futures contracts	1,225,000
Deferred debt issuance costs	57,982

Total assets	$494,385,170

Liabilities

Payable for floating rate notes issued	$115,200,000
Payable for investments purchased	6,363,944
Payable for when-issued securities	8,274,675
Payable to affiliates:
Investment adviser fee	228,017
Administration fee	68,065
Trustees’ fees	2,198
Interest expense and fees payable	12,153
Accrued expenses	146,776

Total liabilities	$130,295,828

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,152,915

Net assets applicable to common shares	$243,936,427

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$227,693
Additional paid-in capital	300,912,606
Accumulated net realized loss	(60,826,500)
Accumulated undistributed net investment income	3,842,334
Net unrealized depreciation	(219,706)

Net assets applicable to common shares	$243,936,427

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	4,806

Common Shares Outstanding	22,769,255

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$10.71

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Statement of Operations

Year Ended
Investment Income	November 30, 2011

Interest	$27,821,281

Total investment income	$27,821,281

Expenses

Investment adviser fee	$2,729,617
Administration fee	807,514
Trustees’ fees and expenses	12,962
Custodian fee	170,450
Transfer and dividend disbursing agent fees	22,474
Legal and accounting services	285,632
Printing and postage	32,821
Interest expense and fees	923,459
Preferred shares service fee	174,298
Miscellaneous	219,949

Total expenses	$5,379,176

Deduct —
Reduction of custodian fee	$1,172

Total expense reductions	$1,172

Net expenses	$5,378,004

Net investment income	$22,443,277

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(10,510,493)
Extinguishment of debt	(14,952)
Financial futures contracts	(15,937,826)

Net realized loss	$(26,463,271)

Change in unrealized appreciation (depreciation) —
Investments	$17,741,340
Financial futures contracts	851,964

Net change in unrealized appreciation (depreciation)	$18,593,304

Net realized and unrealized loss	$(7,869,967)

Distributions to preferred shareholders

From net investment income	$(371,730)

Net increase in net assets from operations	$14,201,580

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Statements of Changes in Net Assets

	Year Ended November 30,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$22,443,277	$23,363,569
Net realized loss from investment transactions, extinguishment of debt, financial futures contracts and swap contracts	(26,463,271)	(90,234)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	18,593,304	3,686,555
Distributions to preferred shareholders —
From net investment income	(371,730)	(486,126)

Net increase in net assets from operations	$14,201,580	$26,473,764

Distributions to common shareholders —
From net investment income	$(22,474,297)	$(21,280,833)

Total distributions to common shareholders	$(22,474,297)	$(21,280,833)

Capital share transactions —
Reinvestment of distributions to common shareholders	$1,478,310	$1,692,126

Net increase in net assets from capital share transactions	$1,478,310	$1,692,126

Net increase (decrease) in net assets	$(6,794,407)	$6,885,057

Net Assets Applicable to Common Shares

At beginning of year	$250,730,834	$243,845,777

At end of year	$243,936,427	$250,730,834

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$3,842,334	$4,776,293

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	November 30, 2011

Net increase in net assets from operations	$14,201,580
Distributions to preferred shareholders	371,730

Net increase in net assets from operations excluding distributions to preferred shareholders	$14,573,310
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(72,959,634)
Investments sold	91,961,427
Net amortization/accretion of premium (discount)	(3,153,572)
Amortization of deferred debt issuance costs	7,462
Decrease in interest receivable	854,411
Increase in receivable for investments sold	(8,719,300)
Increase in receivable for variation margin on open financial futures contracts	(1,225,000)
Increase in payable for investments purchased	6,363,944
Decrease in payable for when-issued securities	(1,416,560)
Decrease in payable to affiliate for investment adviser fee	(11,425)
Decrease in payable to affiliate for administration fee	(1,845)
Decrease in payable to affiliate for Trustees’ fees	(408)
Decrease in interest expense and fees payable	(274,294)
Decrease in accrued expenses	(47,949)
Net change in unrealized (appreciation) depreciation from investments	(17,741,340)
Net realized loss from investments	10,510,493
Net realized loss on extinguishment of debt	14,952

Net cash provided by operating activities	$18,734,672

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(20,995,987)
Cash distributions paid to preferred shareholders	(377,307)
Proceeds from secured borrowings	17,350,000
Repayment of secured borrowings	(19,810,000)

Net cash used in financing activities	$(23,833,294)

Net decrease in cash	$(5,098,622)

Cash at beginning of year	$6,585,724

Cash at end of year	$1,487,102

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$1,478,310
Cash paid for interest and fees	1,190,291

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Year Ended November 30,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$11.080	$10.840	$8.110	$14.370	$15.880

Income (Loss) From Operations

Net investment income(1)	$0.988	$1.036	$0.981	$1.067	$1.076
Net realized and unrealized gain (loss)	(0.352)	0.169	2.648	(6.262)	(1.518)
Distributions to preferred shareholders
From net investment income(1)	(0.016)	(0.022)	(0.036)	(0.258)	(0.278)

Total income (loss) from operations	$0.620	$1.183	$3.593	$(5.453)	$(0.720)

Less Distributions to Common Shareholders

From net investment income	$(0.990)	$(0.943)	$(0.863)	$(0.807)	$(0.790)

Total distributions to common shareholders	$(0.990)	$(0.943)	$(0.863)	$(0.807)	$(0.790)

Net asset value — End of year (Common shares)	$10.710	$11.080	$10.840	$8.110	$14.370

Market value — End of year (Common shares)	$12.270	$11.980	$11.480	$8.450	$13.300

Total Investment Return on Net Asset Value(2)	5.66%	10.74%	46.43%	(39.72)%	(4.62)%

Total Investment Return on Market Value(2)	11.96%	13.06%	48.84%	(32.13)%	(12.44)%

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$243,936	$250,731	$243,846	$140,254	$246,974
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.88%	1.73%	2.00%	1.84%	1.71	%(4)
Interest and fee expense(5)	0.39%	0.34%	0.47%	0.73%	1.35%
Total expenses before custodian fee reduction	2.27%	2.07%	2.47%	2.57%	3.06	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.88%	1.73%	2.00%	1.82%	1.70	%(4)
Net investment income	9.46%	9.00%	10.44%	8.45%	7.02%
Portfolio Turnover	15%	16%	44%	53%	37%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.25%	1.19%	1.26%	1.17%	1.14	%(4)
Interest and fee expense(5)	0.26%	0.23%	0.29%	0.47%	0.90%
Total expenses before custodian fee reduction	1.51%	1.42%	1.55%	1.64%	2.04	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.25%	1.19%	1.26%	1.16%	1.14	%(4)
Net investment income	6.28%	6.15%	6.56%	5.40%	4.69%

Senior Securities:
Total preferred shares outstanding	4,806	4,806	4,806	4,394	5,240
Asset coverage per preferred share(6)	$75,757	$77,172	$75,739	$56,919	$72,138
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.
(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).
(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.
(7)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2011, the Trust, for federal income tax purposes, had a capital loss carryforward of $61,868,307 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2012 ($2,812,831), November 30, 2015 ($1,728,781), November 30, 2016 ($11,985,328), November 30, 2017 ($19,113,316), November 30, 2018 ($195,807) and November 30, 2019 ($26,032,244). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after November 30, 2011.

As of November 30, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended November 30, 2011 remains subject to examination by the Internal Revenue Service.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements — continued

business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2011, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $115,200,000 and $153,623,520, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2011 was 0.12% to 0.49%. For the year ended November 30, 2011, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were $114,517,205 and 0.81%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2011.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J Interest Rate Swaps — Pursuant to interest rate swap agreements, the Trust makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements — continued

K When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of November 30, 2011 is as follows:

APS Issued and
Outstanding

Series A	2,000
Series B	2,000
Series C	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at November 30, 2011, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends	Average APS	Dividend
	Rates at	Accrued to APS	Dividend	Rate
	November 30, 2011	Shareholders	Rates	Ranges (%)

Series A	0.20%	$155,491	0.31%	0.11–0.69
Series B	0.23	153,877	0.31	0.11–0.69
Series C	0.23	62,362	0.31	0.11–0.69

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements — continued

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rates for each series as of November 30, 2011.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2011 and November 30, 2010 was as follows:

	Year Ended November 30,

	2011	2010

Distributions declared from:
Tax-exempt income	$22,634,715	$21,665,361
Ordinary income	211,312	101,598

During the year ended November 30, 2011, accumulated net realized loss was decreased by $4,567,458, accumulated undistributed net investment income was decreased by $531,209 and paid-in capital was decreased by $4,036,249 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$4,391,184
Capital loss carryforward	$(61,868,307)
Net unrealized appreciation	$276,166
Other temporary differences	$(2,915)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, futures contracts, the timing of recognizing distributions to shareholders, residual interest bonds, defaulted bond interest and expenditures on defaulted bonds.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.670% (0.685% prior to May 1, 2011) of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate will be reduced by 0.015% every May 1 thereafter for the next nineteen years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2011, the investment adviser fee and administration fee were $2,729,617 and $807,514, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements — continued

5 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $72,959,634 and $91,961,427, respectively, for the year ended November 30, 2011.

6 Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the years ended November 30, 2011 and November 30, 2010 were 133,720 and 144,257, respectively.

7 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$358,241,226

Gross unrealized appreciation	$26,085,986
Gross unrealized depreciation	(25,809,820)

Net unrealized appreciation	$276,166

8 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at November 30, 2011 is as follows:

Futures Contracts
					Net
Expiration					Unrealized
Month/Year	Contracts	Position	Aggregate Cost	Value	Appreciation

3/12	700 U.S. 30-Year Treasury Bond	Short	$(99,814,464)	$(98,962,500)	$851,964

At November 30, 2011, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at November 30, 2011 was as follows:

	Fair Value

	Asset Derivative		Liability Derivative

Futures Contracts	$851,964	(1)	$—

Total	$851,964		$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

Eaton Vance
Municipal Income Trust

November 30, 2011

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended November 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Futures Contracts	$(15,937,826)	$851,964

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended November 30, 2011, which is indicative of the volume of this derivative type, was approximately $63,077,000.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2011, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$473,717,392	$—	$473,717,392

Total Investments	$—	$473,717,392	$—	$473,717,392

Futures Contracts	$851,964	$—	$—	$851,964

Total	$851,964	$473,717,392	$—	$474,569,356

The Trust held no investments or other financial instruments as of November 30, 2010 whose fair value was determined using Level 3 inputs. At November 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Municipal Income Trust

November 30, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 17, 2012

Eaton Vance
Municipal Income Trust

November 30, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends. The Trust designates 99.08% of dividends from net investment income as an exempt-interest dividend.

Eaton Vance
Municipal Income Trust

November 30, 2011

Notice to Shareholders

At the August 4, 2011 Board Meeting, the Trustees approved the following defensive investing policy: “During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.”

Eaton Vance
Municipal Income Trust

November 30, 2011

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Municipal Income Trust

November 30, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of November 30, 2011, Trust records indicate that there are 368 registered shareholders and approximately 9,155 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance
Municipal Income Trust

November 30, 2011

Management and Organization

Trust Management. The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2013. 2 years. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty(A) 1963	Class I Trustee	Until 2012. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class III Trustee	Until 2014. 3 years. Trustee since 2003.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class I Trustee	Until 2012. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Municipal Income Trust

November 30, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2012. 3 years. Trustee since 1998.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2013. 3 years. Trustee since 2005. Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Thomas M. Metzold 1958	President	Since 2010	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(A)	APS Trustee.

Eaton Vance
Municipal Income Trust

November 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

151-1/12	CE-NASRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2010 and November 30, 2011 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/10	11/30/11

Audit Fees	$62,160	$62,660

Audit-Related Fees(1)	$3,915	$3,915

Tax Fees(2)	$14,126	$14,200

All Other Fees(3)	$500	$300

Total	$80,701	$81,075

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2010 and November 30, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/10	11/30/11
Registrant	$18,541	$18,415

Eaton Vance(1)	$278,901	$287,931

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments. Mr. Metzold has been an Eaton Vance portfolio manager since 1991, is a co-Director of Municipal Investments and is a Vice President of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of	Total Assets of
	Number of	Total Assets of	Accounts	Accounts
	All	All	Paying a	Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Registered Investment Companies	8	$1,886.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Thomas M. Metzold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Income Trust

By:	/s/ Thomas M. Metzold Thomas M. Metzold President

Date:	January 17, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell Treasurer

Date:	January 17, 2012

By:	/s/ Thomas M. Metzold Thomas M. Metzold President

Date:	January 17, 2012